Exhibit 23

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the following Registration Statements pertaining to the Capital One Financial Corporation Associate Savings Plan of our report dated June 25, 2007, with respect to the financial statements and schedule of the Capital One Associate Savings Plan included in this Annual Report (Form 11-K) for the year ended December 31, 2006.

Registration Statement Number	Form	Description
33-80263	Form S-8	Marketing and Management Services Agreement
33-86874	Form S-8	Employee Stock Purchase Plan
33-86876	Form S-8	Employee Savings Plan
33-86986	Form S-8	1994 Stock Incentive Plan
33-91790	Form S-8	1995 Non-Employee Directors Stock Incentive Plan
33-97032	Form S-8	Amendment to 1994 Stock Incentive Plan
333-42853	Form S-8	1994 Stock Incentive Plan
333-45453	Form S-8	Associate Savings Plan
333-51639	Form S-8	1994 Stock Incentive Plan, Tier 5 Special Option Program
333-51637	Form S-8	1994 Stock Incentive Plan
333-57317	Form S-8	1994 Stock Incentive Plan, 1998 Special Option Program
333-70305	Form S-8	1994 Stock Incentive Plan, Supplemental Special Option Program
333-78067	Form S-8	1994 Stock Incentive Plan
333-78383	Form S-8	1994 Stock Incentive Plan, 1999 Performance-Based Option Program and Supplemental Special Option Program
333-78609	Form S-8	1999 Stock Incentive Plan
333-78635	Form S-8	1999 Non-Employee Directors Stock Incentive Plan
333-84693	Form S-8	1994 Stock Incentive Plan, Supplemental Special Option Program
333-91327	Form S-8	1994 Stock Incentive Plan
333-92345	Form S-8	1994 Stock Incentive Plan
333-43288	Form S-8	1994 Stock Incentive Plan
333-58628	Form S-8	1994 Stock Incentive Plan
333-72788	Form S-8	1994 Stock Incentive Plan, 2001 Performance-Based Option Program
333-72820	Form S-8	1999 Non-Employee Directors Stock Incentive Plan
333-76726	Form S-8	1994 Stock Incentive Plan
333-97123	Form S-8	2002 Non-Executive Officer Stock Incentive Plan
333-97127	Form S-8	Employee Savings Plan
333-100488	Form S-8	2002 Associate Stock Purchase Plan
333-117920 333-136281	Form S-8 Form S-8	2004 Stock Incentive Plan 2004 Stock Incentive Plan

McLean, Virginia

June 25, 2007

/s/ Ernst & Young